Exhibit 23.1
                        Consent of Independent Auditors


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 24,
1993 included in Washington Energy Company's Annual Report on Form 10-K for the year ended September 30, 1993 and to all references to our firm included in this registration statement.





Seattle, Washington
August 19, 1994